UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 18, 2007

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition, and Regulation FD Disclosure

On July 18, 2007, i2 Technologies, Inc. (the “Company”) issued a press release pre-announcing certain results for its second quarter ended June 30, 2007 and re-evaluating the full-year 2007 outlook it provided in February 2007. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report and the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated July 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 18, 2007	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President, Finance and Accounting, and Chief Financial Office

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated July 18, 2007